NATIXIS DIVERSIFIED INCOME FUND

Supplement dated April 23, 2012, to the Natixis Equity Funds Statement of Additional

Information dated May 1, 2011, as may be revised and supplemented from time to time.

Effective April 23, 2012, John Hyll and Clifton V. Rowe no longer serve as portfolio managers of the Natixis Diversified Income Fund. All references to Mr. Hyll and Mr. Rowe and corresponding disclosure relating to Mr. Hyll and Mr. Rowe are removed.

Effective April 23, 2012, Elaine Kan, Kevin Kearns and Maura Murphy have joined the portfolio management team of the Natixis Diversified Income Fund. The following information supplements the sub-sections “Portfolio Managers’ Management of Other Accounts” and “Portfolio Managers’ Ownership of Fund Shares” within the section “Portfolio Management Information.”

Portfolio Managers’ Management of Other Accounts

As of December 31, 2010 (January 31, 2011 for AEW and February 29, 2012 for Elaine Kan, Kevin Kearns and Maura Murphy), many of the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Elaine Kan (Loomis Sayles)	0	$0	0	$0	0	$0	0	$0	1	$23,917	0	$0
Kevin Kearns (Loomis Sayles)	5	$739.8 million	0	$0	7	$1.4 billion	0	$0	43	$5.8 billion	3	$239.7 billion
Maura Murphy (Loomis Sayles)	1	$32.1 million	0	$0	1	$30.9	0	$0	9	$0.7 million	0	$0

Portfolio Managers’ Ownership of Fund Shares

The following table sets forth the dollar range* of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2010 (January 31, 2011 for AEW and February 29, 2012 for Elaine Kan, Kevin Kearns and Maura Murphy):

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Elaine Kan	Natixis Diversified Income Fund	A
Kevin Kearns	Natixis Diversified Income Fund	A
Maura Murphy	Natixis Diversified Income Fund	A

* A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000